Prospectus Supplement	July 31, 2007

PUTNAM LIMITED DURATION GOVERNMENT INCOME FUND Prospectus dated
March 30, 2007

The section “Who oversees and manages the fund?” is supplemented to reflect that the members of the Core Fixed Income Team primarily responsible for the day-to-day management of the fund’s portfolio are now Rob Bloemker (Portfolio Leader), Daniel Choquette (Portfolio Member) and Michael Salm (Portfolio Member).

Positions held by Messrs. Bloemker and Choquette over the past five years and their fund holdings are set forth in the prospectus.

Mr. Salm joined the fund in July, 2007. Since 1997 he has been employed by Putnam Management, currently as Team Leader of Liquid Markets. He was previously a Mortgage Specialist. He owned no fund shares as of June 30, 2007. Mr. Salm owned shares in all Putnam funds valued between $100,001 and $500,000 as of June 30, 2007.

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